UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 24, 2017

Ford Credit Auto Lease Trust 2017-B

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-208514-05

Central Index Key Number: 0001718647

Ford Credit Auto Lease Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-208514

Central Index Key Number: 0001519881

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

38-0549190

(IRS Employer Identification No. of the Registrant)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC c/o Ford Motor Company World Headquarters, Suite 802-A3 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Lease Trust 2017-B (the “Trust”) of the asset-backed securities (the “Notes”) described in the Prospectus, dated October 24, 2017 (the “Prospectus”), which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Lease Two LLC (the “Registrant” or the “Depositor”), the Depositor entered into an Underwriting Agreement on October 24, 2017 (the “Underwriting Agreement”) with the underwriters listed in Item 9.01(d) below.  The Underwriting Agreement is described more fully in the Prospectus.

Item 8.01                                           Other Events.

In connection with the offering of the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3.  The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

On the closing date for the issuance of the Notes stated in the Prospectus (the “Closing Date”), the Depositor and/or the Trust will enter into the other agreements listed in Item 9.01(d) below (such agreements, the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Substantially final versions of the Transaction Documents, the forms of which were filed as exhibits to the Registration Statement, are being filed on this Current Report to satisfy the requirements of Item 1100(f) of Regulation AB.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits:

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated October 24, 2017, among the Depositor, Ford Motor Credit Company LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and RBS Securities Inc.

Exhibit 4.1	Indenture, to be dated as of October 1, 2017, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of October 1, 2017, among the Depositor, The Bank of New York Mellon, as Owner Trustee and BNY Mellon Trust of Delaware, as Delaware Trustee.

Exhibit 4.3	Exchange Note Supplement, to be dated as of October 1, 2017, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	Exchange Note Purchase Agreement, to be dated as of October 1, 2017, between Ford Motor Credit Company LLC and the Depositor.

Exhibit 10.3	Exchange Note Sale Agreement, to be dated as of October 1, 2017, between the Depositor and the Trust.

Exhibit 10.5	2017-B Servicing Supplement, to be dated as of October 1, 2017, to the Second Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East LLC, CAB West LLC and HTD Leasing LLC.

Exhibit 10.7	Administration Agreement, to be dated as of October 1, 2017, between the Trust and Ford Motor Credit Company.

Exhibit 10.8	Account Control Agreement, to be dated as of October 1, 2017, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.9	Titling Company Account Control Agreement, to be dated as of October 1, 2017, among CAB East LLC, CAB West LLC and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.10	Asset Representations Review Agreement, to be dated as of the October 1, 2017, among Ford Motor Credit Company LLC, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated October 24, 2017, among the Depositor, Ford Motor Credit Company LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc. and RBS Securities Inc.

Exhibit 4.1	Indenture, to be dated as of October 1, 2017, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, to be dated as of October 1, 2017, among the Depositor, The Bank of New York Mellon, as Owner Trustee and BNY Mellon Trust of Delaware, as Delaware Trustee.

Exhibit 4.3	Exchange Note Supplement, to be dated as of October 1, 2017, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

Exhibit 10.2	Exchange Note Purchase Agreement, to be dated as of October 1, 2017, between Ford Motor Credit Company LLC and the Depositor.

Exhibit 10.3	Exchange Note Sale Agreement, to be dated as of October 1, 2017, between the Depositor and the Trust.

Exhibit 10.5	2017-B Servicing Supplement, to be dated as of October 1, 2017, to the Second Amended and Restated Servicing Agreement among Ford Motor Credit Company, CAB East LLC, CAB West LLC and HTD Leasing LLC.

Exhibit 10.7	Administration Agreement, to be dated as of October 1, 2017, between the Trust and Ford Motor Credit Company.

Exhibit 10.8	Account Control Agreement, to be dated as of October 1, 2017, between the Trust and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.9	Titling Company Account Control Agreement, to be dated as of October 1, 2017, among CAB East LLC, CAB West LLC and U.S. Bank National Association, as Indenture Trustee.

Exhibit 10.10	Asset Representations Review Agreement, to be dated as of the October 1, 2017, among Ford Motor Credit Company LLC, the Trust and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

By:	/s/ Nathan Herbert
Name:	Nathan Herbert
Title:	Assistant Secretary

Dated: October 26, 2017